UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 19, 2024
Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Gessner, Suite 500
Houston, Texas 77024
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (713) 647-5700
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GPI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01    Other Events.
On June 19, 2024, Group 1 Automotive, Inc. (“Group 1” or the “Company”) was informed of a cybersecurity incident experienced by CDK Global LLC (“CDK”), which resulted in service outages on CDK’s dealers’ systems (the “CDK incident”). CDK provides clients in the automotive industry, including Group 1 dealerships in the U.S., with a software as a service (“SaaS”) platform used by dealerships in managing customer relationships, sales, financing, service, inventory and back-office operations. The CDK incident has disrupted the Company’s business applications and processes in its U.S. operations that rely on CDK’s dealers’ systems.
In response to the CDK incident, Group 1 immediately activated its cyber incident response procedures and proactively took measures to protect and isolate its systems from CDK’s platform. Despite the CDK service outage, all Group 1 U.S. dealerships continue to conduct business using alternative processes until CDK’s dealers’ systems are available. The Company’s dealerships in the U.K. do not use CDK’s dealers’ systems and are therefore not impacted by the CDK service outage.
CDK has advised that it anticipates the restoration of the dealer management system will require several days and not weeks. The timing of the restoration of other impacted CDK applications remains unclear at this time. Group 1’s ability to determine the material impact, if any, of the CDK incident and the resulting service outage, will ultimately depend on a number of factors, including when, and to what extent, the Company resumes its access to the CDK’s dealers’ systems.
A copy of the Company’s press release regarding the CDK incident is attached hereto as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Group 1 Automotive, Inc., dated as of June 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.

Date:	June 24, 2024	By:	/s/ Daniel J. McHenry
Name: Daniel J. McHenry
Title: Senior Vice President and Chief Financial Officer